UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01.     Other Events.

On February 29, 2012, Cenveo Corporation, a subsidiary of Cenveo, Inc., announced the commencement of cash tender offers for its 10½% senior unsecured notes due 2016, 7⅞% senior subordinated notes due 2013 and 8⅜% senior subordinated notes due 2014.

A copy of the press release announcing the tender offers is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number           Description

99.1	Press Release, dated February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 29, 2012

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Mark S. Hiltwein Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                     Description

99.1	Press Release, dated February 29, 2012.